UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware 000-22117 06-1269834
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

4 Landmark Square, Stamford, Connecticut 06901
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐    Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2010, the Registrant issued a press release reporting its financial results for the year and three month periods ended December 31, 2009.  A copy of this press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 of Form 8-K, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                                Description

99.1                           Press Release dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

Date: February 4, 2010	By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

  Exhibit No.                                                                                     Description

99.1	Press Release dated February 3, 2010.